                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 26, 2001

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                                  1-8865
------------------------------        ------------------------------
(State or Other Jurisdiction             (Commission File Number)
      of Incorporation)

                                 88-0200415
                           ----------------------
                               (IRS Employer
                             Identification No.)

         2724 North Tenaya Way
             Las Vegas, Nevada                               89128
------------------------------------------------       -----------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (702) 242-7000

                        Item 9. Regulation FD Disclosure

On Tuesday,  October 30, 2001,  members of senior  management  of Sierra  Health
Services,  Inc., or Sierra, are scheduled to present at the Salomon Smith Barney
Health  Care  Conference  2001.  Sierra's  presentation  is expected to begin at approximately 2:30 p.m. Eastern Time. Investors, analysts and the general public are invited to listen to a live webcast of this  presentation  over the Internet by  visiting  the  investors  page  of our  web  site  at  www.sierrahealth.com.

Anyone  listening to Sierra  management  presentations  will be presumed to have read Sierra's  Annual Report on Form 10-K for the year ended  December 31, 2000, and Quarterly Reports on Form 10-Q for the periods ended March 31, 2001 and June
30, 2001.  Additionally,  an archive of Sierra's  third  quarter,  2001 earnings call,  originally  broadcast on October 25 is available on the investor  page of
Sierra's  web  site.   Listeners  should  review  cautionary   statements  under
"Management's  Discussion  and  Analysis of Financial  Condition  and Results of
Operations."

Any statements made or issued that are not historical facts are  forward-looking and should be  considered  in  connection  with  certain  cautionary  statements contained  in our  Current  Report  on Form  8-K  dated  March  20,  2001.  Such statements  are made  pursuant to the "safe  harbor"  provisions  of the Private
Securities  Litigation  Reform Act of 1995 and identify  important  risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Sierra.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       SIERRA HEALTH SERVICES, INC.
                                --------------------------------------------
                                       (Registrant)

Date:  October 26, 2001
                                      /S/ PAUL H. PALMER
                     -------------------------------------------
                                      Paul H. Palmer
                                      Vice President
                                      Chief Financial Officer and Treasurer
                                      (Chief Accounting Officer)